$488,427,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-7XS SENIOR/SUBORDINATE CERTIFICATES

	To 10% Call (Except 2-A1 is to Collateral Reset Date )
Class	Approx. Size ($) (1)	Coupon / Margin (2)	Est. WAL (3) (yrs.)	Est. Payment Window (3)	Expected Initial C/E (4) (%)	Legal Final Maturity	Expected Ratings (Moody’s/S&P) (5)
1-A1 (6) (7) (8)	172,352,000	LIBOR+0.12%	1.25	04/05-11/07	[ ]	April 25, 2035	Aaa/AAA
1-A2 (7)	41,594,000	5.14%	3.30	11/07-04/09	[ ]	April 25, 2035	Aaa/AAA
1-A3 (7)	65,285,000	5.65%	6.29	04/09-03/13	[ ]	April 25, 2035	Aaa/AAA
1-A4 (7) (9)	31,050,000	5.31%	6.35	04/08-03/13	[ ]	April 25, 2035	Aaa/AAA
2-A1 (7)	178,146,000	4.90% (10)	2.49	04/05-04/10	[ ]	April 25, 2035	Aaa/AAA
M1(6) (7)	[ ]	[ ]	[ ]	[ ]	[ ]	April 25, 2035	[ ]
M2(6) (7)	[ ]	[ ]	[ ]	[ ]	[ ]	April 25, 2035	[ ]
M3(6) (7)	[ ]	[ ]	[ ]	[ ]	[ ]	April 25, 2035	[ ]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2, and M3 Certificates are not being offered herein.

(1)

Bond sizes are based on the February 1, 2005 collateral balance (as shown on pages 20-40) rolled forward to March 1, 2005 at the pricing speed of 120% PPC for loans in Pool 1 with a WALA of less than or equal to six months; 30% CPR for loans in Pool 1 with a WALA of greater than six months and 25% CPR for loans in Pool 2.  The actual bond sizes will be based on the March 1, 2005 collateral balance (the “Cut-off Date Balance”).  Subject to a permitted variance of + 10% in the aggregate.

(2)

If the optional purchase of the mortgage loans is not exercised on the applicable initial optional purchase date, the interest rate for each of the Class 1-A2, Class 1-A3 and Class 1-A4 will increase by 0.50%, the margin of the Class 1-A1 Certificates will double and the margins of the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times their initial margin, in each case subject to the applicable net funds cap.

(3)

The Certificates will be priced assuming a blended application of 120% of the Prepayment Assumption (“PPC”) for all loans in Pool 1 with a WALA of less than or equal to six months; 30% CPR for loans in Pool 1 with a WALA greater than six months and 25% CPR for all loans in Pool 2. 100% of the Prepayment Assumption assumes that, based on the age of the loan, prepayments start at 8% CPR in month one, increase by approximately 1.09% each month to 20% CPR in month 12 and remain at 20% CPR thereafter. For purposes of modeling the Class 2-A1 Certificates only, the Pool 2 Mortgage Loans were assumed to prepay in full on the payment date before the related first interest rate adjustment date.

(4)

The expected initial credit enhancement percentage includes the target overcollateralization of 0.35%, and will be supplemented by initial excess spread of approximately [2.18%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(5)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(6)

Accrued interest will not be applied to the Class 1-A1, Class M1, Class M2 and Class M3 Certificates (i.e., the Class 1-A1, Class M1, Class M2 and Class M3 Certificates will settle flat).

(7)

The Class 1-A1, 1-A2, 1-A3, 1-A4 and 2-A1 Certificates are the Senior Certificates; Classes M1, M2, and M3 are the Subordinate Certificates.

(8)

An Interest Rate Cap will be purchased for the Trust for the benefit of the Class 1-A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class 1-A1 Certificates but not credit losses on the mortgage loans.  The [thirty] month Interest Rate Cap will have a strike rate of [ ].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(9)

The Class 1-A4 Certificates are non-accelerating Senior Certificates.

(10)

The Class 2-A1 Certificates will accrue interest up to and including the accrual period relating to the distribution date in February 2010 based on the fixed per annum rate specified above, subject to the applicable net funds cap; thereafter, the Class 2-A1 Certificates will accrue interest based on an interest rate equal to the lesser of (i) 1 month LIBOR plus 1.50% and (ii) the applicable net funds cap.

To Maturity

Class	Approx. Size ($) (1)	Coupon / Margin (2)	Est. WAL (3) (yrs.)	Est. Payment Window (3)	Initial C/E (4) (%)	Legal Final Maturity	Ratings (Moody’s/S&P) (5)
1-A1 (6) (7) (8)	172,352,000	LIBOR+0.12%	1.25	04/05-11/07	[ ]	April 25, 2035	Aaa/AAA
1-A2 (7)	41,594,000	5.14%	3.30	11/07-04/09	[ ]	April 25, 2035	Aaa/AAA
1-A3 (7)	65,285,000	5.65%	7.71	04/09-08/23	[ ]	April 25, 2035	Aaa/AAA
1-A4 (7) (9)	31,050,000	5.31%	6.60	04/08-06/23	[ ]	April 25, 2035	Aaa/AAA
2-A1 (7)	178,146,000	4.90% (10)	3.09	04/05-11/18	[ ]	April 25, 2035	Aaa/AAA
M1(6) (7)	[ ]	[ ]	[ ]	[ ]	[ ]	April 25, 2035	[ ]
M2(6) (7)	[ ]	[ ]	[ ]	[ ]	[ ]	April 25, 2035	[ ]
M3(6) (7)	[ ]	[ ]	[ ]	[ ]	[ ]	April 25, 2035	[ ]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2, and M3 Certificates are not being offered herein.

(1)

Bond sizes are based on the February 1, 2005 collateral balance (as shown on pages 20-40) rolled forward to March 1, 2005 at the pricing speed of 120% PPC for loans in Pool 1 with a WALA of less than or equal to six months; 30% CPR for loans in Pool 1 with a WALA of greater than six months and 25% CPR for loans in Pool 2.  The actual bond sizes will be based on the March 1, 2005 collateral balance (the “Cut-off Date Balance”).  Subject to a permitted variance of + 10% in the aggregate.

(2)

If the optional purchase of the mortgage loans is not exercised on the applicable initial optional purchase date, the interest rate for each of the Class 1-A2, Class 1-A3 and Class 1-A4 will increase by 0.50%, the margin of the Class 1-A1 Certificates will double and the margins of the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times their initial margin, in each case subject to the applicable net funds cap.

(3)

The Certificates will be priced assuming a blended application of 120% of the Prepayment Assumption (“PPC”) for all loans in Pool 1 with a WALA of less than or equal to six months; 30% CPR for loans in Pool 1 with a WALA greater than six months and 25% CPR for all loans in Pool 2. 100% of the Prepayment Assumption assumes that, based on the age of the loan, prepayments start at 8% CPR in month one, increase by approximately 1.09% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

The expected initial credit enhancement percentage includes the target overcollateralization of 0.35%, and will be supplemented by initial excess spread of approximately [2.18%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(5)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(6)

Accrued interest will not be applied to the Class 1-A1, Class M1, Class M2 and Class M3 Certificates (i.e., the Class 1-A1, Class M1, Class M2 and Class M3 Certificates will settle flat).

(7)

The Class 1-A1, 1-A2, 1-A3, 1-A4 and 2-A1 Certificates are the Senior Certificates; Classes M1, M2, and M3 are the Subordinate Certificates.

(8)

An Interest Rate Cap will be purchased for the Trust for the benefit of the Class 1-A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the 1-A1 Certificates but not credit losses on the mortgage loans.  The [thirty] month Interest Rate Cap will have a strike rate of [ ].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(9)

The Class 1-A4 Certificates are non-accelerating Senior Certificates.

(10)

The Class 2-A1 Certificates will accrue interest up to and including the accrual period relating to the distribution date in February 2010 based on the fixed per annum rate specified above, subject to the applicable net funds cap; thereafter, the Class 2-A1 Certificates will accrue interest based on an interest rate equal to the lesser of (i) 1 month LIBOR plus 1.50% and (ii) the applicable net funds cap.

Class 1-A1 Discount Margin Table (Discount Margins are expressed in basis points to Call)

	75PPC/ 5CPR/ 5CPR		90PPC/ 15CPR/ 15CPR		120PPC/ 30CPR/25CPR		150PPC/ 45CPR/35CPR		200PPC/ 60CPR/50CPR
Price	DM	Duration	DM	Duration	DM	Duration	DM	Duration	DM	Duration
98.75	65	2.32	83	1.73	114	1.21	145	0.92	191	0.69
99.00	55		69		94		119		155
99.25	44		55		73		92		119
99.50	33		40		53		65		83
99.75	23		26		32		39		48
100.00	12	2.34	12	1.75	12	1.22	12	0.93	12	0.70
100.25	1		-2		-8		-14		-23
100.50	-9		-16		-28		-41		-59
100.75	-20		-30		-48		-67		-94
101.00	-30		-44		-68		-93		-129
101.25	-40	2.36	-58	1.76	-88	1.23	-119	0.94	-164	0.71
WAL to Maturity	2.456		1.809		1.250		0.951		0.706
WAL to Call	2.456		1.809		1.250		0.951		0.706
First Pay to Call	4/25/2005		4/25/2005		4/25/2005		4/25/2005		4/25/2005
Last Pay to Call	10/25/2010		3/25/2009		11/25/2007		3/25/2007		9/25/2006

lass are expressed in basis points to Call)

Class 1-A2 Yield Table (Yields are expressed in % to Call)

	75PPC/ 5CPR/ 5CPR		90PPC/ 15CPR/ 15CPR		120PPC/ 30CPR/25CPR		150PPC/ 45CPR/35CPR		200PPC/ 60CPR/50CPR
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
98.75	5.35	5.90	5.40	4.29	5.50	2.95	5.60	2.19	5.75	1.61
99.00	5.30		5.35		5.41		5.49		5.59
99.25	5.26		5.29		5.33		5.37		5.44
99.50	5.22		5.23		5.24		5.26		5.28
99.75	5.18		5.17		5.16		5.15		5.13
100.00	5.14	5.92	5.11	4.30	5.08	2.96	5.03	2.20	4.98	1.62
100.25	5.09		5.05		4.99		4.92		4.82
100.50	5.05		5.00		4.91		4.81		4.67
100.75	5.01		4.94		4.82		4.70		4.52
101.00	4.97		4.88		4.74		4.58		4.36
101.25	4.93	5.93	4.83	4.31	4.66	2.97	4.47	2.21	4.21	1.63
WAL to Maturity	7.291		5.003		3.300		2.396		1.732
WAL to Call	7.291		5.003		3.300		2.396		1.732
First Pay to Call	10/25/2010		3/25/2009		11/25/2007		3/25/2007		9/25/2006
Last Pay to Call	12/25/2014		6/25/2011		4/25/2009		1/25/2008		4/25/2007

Class 1-A3 Yield Table (Yields are expressed in % to Call)

	75PPC/ 5CPR/ 5CPR		90PPC/ 15CPR/ 15CPR		120PPC/ 30CPR/25CPR		150PPC/ 45CPR/35CPR		200PPC/ 60CPR/50CPR
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
98.75	5.81	9.68	5.83	7.41	5.89	5.10	5.94	3.79	6.05	2.56
99.00	5.78		5.80		5.84		5.88		5.95
99.25	5.75		5.77		5.79		5.81		5.86
99.50	5.73		5.73		5.74		5.75		5.76
99.75	5.70		5.70		5.69		5.68		5.66
100.00	5.68	9.72	5.66	7.43	5.64	5.12	5.61	3.80	5.56	2.57
100.25	5.65		5.63		5.59		5.55		5.47
100.50	5.63		5.60		5.54		5.48		5.37
100.75	5.60		5.56		5.50		5.42		5.28
101.00	5.57		5.53		5.45		5.35		5.18
101.25	5.55	9.77	5.50	7.46	5.40	5.13	5.29	3.81	5.09	2.58
WAL to Maturity	15.250		11.749		7.713		5.275		2.950
WAL to Call	14.984		10.093		6.285		4.432		2.873
First Pay to Call	12/25/2014		6/25/2011		4/25/2009		1/25/2008		4/25/2007
Last Pay to Call	7/25/2025		4/25/2017		3/25/2013		1/25/2011		4/25/2009

Class 1-A4 Yield Table (Yields are expressed in % to Call)

	75PPC/ 5CPR/ 5CPR		90PPC/ 15CPR/ 15CPR		120PPC/ 30CPR/25CPR		150PPC/ 45CPR/35CPR		200PPC/ 60CPR/50CPR
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
98.75	5.51	6.13	5.52	5.70	5.54	5.20	5.57	4.50	5.62	3.54
99	5.47		5.48		5.49		5.51		5.55
99.25	5.43		5.44		5.44		5.45		5.48
99.5	5.39		5.39		5.39		5.40		5.41
99.75	5.35		5.35		5.35		5.34		5.34
100	5.31	6.16	5.30	5.72	5.30	5.22	5.29	4.51	5.27	3.55
100.25	5.27		5.26		5.25		5.23		5.20
100.5	5.23		5.22		5.20		5.18		5.13
100.75	5.19		5.17		5.16		5.12		5.06
101	5.15		5.13		5.11		5.07		4.99
101.25	5.11	6.18	5.09	5.74	5.06	5.24	5.01	4.52	4.92	3.55
WAL to Maturity	7.850		7.173		6.600		6.395		5.979
WAL to Call	7.849		7.136		6.348		5.315		4.035
First Pay to Call	4/25/2008		4/25/2008		4/25/2008		6/25/2008		9/25/2008
Last Pay to Call	7/25/2025		4/25/2017		3/25/2013		1/25/2011		4/25/2009

Class 2-A1 Yield Table (Yields are expressed in % to Pool 2 collateral reset date)

	75PPC/ 5CPR/ 5CPR		90PPC/ 15CPR/ 15CPR		120PPC/ 30CPR/25CPR		150PPC/ 45CPR/35CPR		200PPC/ 60CPR/50CPR
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
98-30	5.15	3.68	5.20	2.85	5.28	2.22	5.37	1.71	5.59	1.13
99-06	5.08		5.11		5.16		5.23		5.37
99-14	5.01		5.03		5.05		5.08		5.15
99-22	4.94		4.94		4.94		4.93		4.93
99-30	4.87		4.85		4.83		4.79		4.71
100-06	4.81	3.69	4.77	2.87	4.71	2.24	4.65	1.73	4.49	1.15
100-14	4.74		4.68		4.60		4.50		4.27
100-22	4.67		4.59		4.49		4.36		4.06
100-30	4.61		4.51		4.38		4.22		3.85
101-06	4.54		4.42		4.27		4.08		3.63
101-14	4.47	3.70	4.34	2.89	4.16	2.26	3.94	1.75	3.42	1.16
WAL to Maturity	12.031		5.319		3.092		2.054		1.231
WAL to Reset	4.210		3.235		2.487		1.897		1.229
First Pay to Reset	4/25/2005		4/25/2005		4/25/2005		4/25/2005		4/25/2005
Last Pay to Reset	4/25/2010		4/25/2010		4/25/2010		1/25/2010		1/25/2010

* For purposes of modeling the Class 2-A1 Certificates only, the Pool 2 Mortgage Loans were assumed to prepay in full on the payment date before the related first interest rate adjustment date.

Principal Payment Priority for Pool 1 and Pool 2

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

A)

All principal from Group 1 will be distributed concurrently as follows:

1)

to the Class 1-A4, the Class 1-A4 Priority Amount; and

2)

sequentially, to the Class 1-A1, 1-A2, 1-A3 and 1-A4 Certificates, to zero;

B)

All principal from Group 2 will be distributed to the Class 2-A1 Certificates, to zero;

2)

If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until all the Senior Certificates have been reduced to zero; and

3)

All remaining principal will be allocated to the Class M1, M2 and M3 Certificates, sequentially and in that order, until reduced to zero.

II.

 On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

All principal from each Group will be allocated to the related Senior Certificates, to be paid as described in (I)(1) above, provided, however, that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

If the Senior Certificates related to either group have been retired, all principal from that group will be allocated to the Senior Certificates of the unrelated group, to be paid as described above, until the Targeted Senior Enhancement Percentage has been reached in the aggregate; and

3)

All remaining principal will be allocated to the Class M1, M2 and M3 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial enhancement percentage.

The “Class 1-A4 Priority Amount” for determining distributions of principal to the Class 1-A4 Certificates for any Distribution Date will be equal to the lesser of (i) the Class Principal Amount of the Class 1-A4 Certificates immediately prior to such Distribution Date and (ii) the product of (x) the Pool 1 Senior Principal Distribution Amount, (y) the Class 1-A4 Percentage and (z) the Class 1-A4 Shift Percentage; provided, however, if prior to such Distribution Date the aggregate Class Principal Amounts of the Class 1-A1, 1-A2 and 1-A3 Certificates have been reduced to zero, the Class 1-A4 Priority Amount will equal 100% of the Pool 1 Senior Principal Distribution Amount.

The “Class 1-A4 Percentage” for any Distribution Date will be equal to the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Class Principal Amount of the Class 1-A4 Certificates immediately prior to such Distribution Date by (y) the aggregate Class Principal Amount of the Group 1

The “Class 1-A4 Shift Percentage” for any Distribution Date occurring prior to the 37th Distribution Date (i.e., April 2008) will be 0%; for the 37th through 60th Distribution Dates, 45%; for the 61st through 72nd Distribution Dates, 80%; for the 73rd through 84th Distribution Dates, 100%; and thereafter, 300%.

The ‘‘Principal Remittance Amount’’ for any Distribution Date and for each mortgage pool will be equal to (a) the sum of (1) all principal collected (other than in connection with Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Mortgage Pool during the related Collection Period by the related Servicer or the Master Servicer (less related unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans in such Mortgage Pool during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan in such Mortgage Pool that was repurchased by the Seller during the related Prepayment Period (less unrelated unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loans in such Mortgage Pool during the related Prepayment Period allocable to principal and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans in such Mortgage Pool during the related Prepayment Period, to the extent allocable to principal, minus (b) the percentage of any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee from the Interest Remittance Amount and not reimbursed therefrom or otherwise.

The “Senior Principal Distribution Amount” for any Distribution Date and for each of Pool 1 and Pool 2 will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Related Principal Remittance Amount for such date and for such Mortgage Pool and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the aggregate Class Principal Amount of the Senior Certificates of each Pool immediately prior to that Distribution Date exceeds (y) the related Senior Target Amount of each pool (as defined herein).

The “Senior Target Amount” for any Distribution Date will be equal to the lesser of (a) the product of (i) approximately [ ] and (ii) the Aggregate Pool Balance for such Distribution Date and (b) the amount, if any, by which (i) the Aggregate Pool Balance for such Distribution Date exceeds (ii) approximately 0.35% of the Cut-Off Date Balance.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the Targeted Senior Enhancement Percentage), or (ii) the 37th Distribution Date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Certificate Principal Amount of the Subordinate Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the Aggregate Pool Balance after giving effect to distributions on that Distribution Date.

Interest Payment Priority

The Interest Rates for Classes 1-A1, 1-A2, 1-A3, 1-A4, 2-A1, M1, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated or described on pages 1 and 2 and (ii) the applicable Net Funds Cap (as defined herein).  Interest for the Class 1-A2, 1-A3, 1-A4 and 2-A1 Certificates will be calculated on a 30/360 basis.  Interest for the Class 1-A1, M1, M2 and M3 Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the 1-A2, 1-A3, 1-A4 and 2-A1 Certificates on each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.  The “Accrual Period” for the Class 1-A1, M1, M2 and M3 Certificates for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or the closing date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

The aggregate Interest Remittance Amount for each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and Mortgage Insurance Fee;

(2)

To pay Current Interest and Carryforward Interest to the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates from Group 1 Interest on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class 2-A1 Certificates from Group 2 Interest;

(4)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

(5)

To pay Current Interest and Carryforward Interest to the Class M1, M2 and M3 Certificates, sequentially and in that order;

(6)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(7)

Any interest remaining after the application of (1) through (6) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(8)

From Pool 1 monthly excess interest, to pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class 1-A1, 1-A2, 1-A3 and 1-A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

From Pool 2 monthly excess interest to the Class 2-A1 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(10)

To pay sequentially to the Class M1, M2 and M3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(11)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class 1-A1, 1-A2, 1-A3, 1-A4 and 2-A1 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the extent not paid above; and;

(12)

Concurrently, in proportion to their respective Deferred Amounts (and any interest accrued on such Deferred Amount), after giving effect to distributions described above on such Distribution Date, to each class of the Class 1-A1, 1-A2, 1-A3, 1-A4 and 2-A1 Certificates, any applicable Deferred Amount and any interest accrued on such Deferred Amount for each such class and such Distribution Date;

(13)

To pay remaining amounts to the holder of the Class X Certificate.

Current Interest

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

Interest Rate Cap

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class 1-A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans.  The [thirty] month Interest Rate Cap will have a strike rate of [ ].  It will contribute cash in the event one-month LIBOR rises above the strike rate. The Notional Balance of the Interest Rate Cap will be determined at a later date.

On each Payment Date, the cap provider will make payments equal to the product of (a) the lesser of the maximum rate of payment and the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) the actual number of days in the corresponding Accrual Period for the transaction divided by 360 and (c) the lesser of the notional balance of the Interest Rate Cap described above and the class principal amount of the Class 1-A1 Certificates for such Distribution Date.  Payments received under the Interest Rate Cap will only be available to benefit the Class 1-A1 Certificates or, in certain cases, the Class X Certificates.

Net Funds Cap

The “Net Funds Cap” means the Pool 1 Net Funds Cap, the Pool 2 Net Funds Cap or the Subordinate Net Funds Cap, as the context requires.

The “Pool 1 Net Funds Cap” for each Distribution Date will be the annual rate equal to the product of (x) the weighted average of the Net Mortgage Rates of the Pool 1 Mortgage Loans as of the related Collection Period and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period relating to that Distribution Date, provided that with respect to the Class 1-A2, Class 1-A3 and Class 1-A4 Certificates clause (y) will be equal to 1.

The “Pool 2 Net Funds Cap” for each Distribution Date will be the annual rate equal to the weighted average of the Net Mortgage Rates of the Pool 2 Mortgage Loans as of the related Collection Period.

The “Subordinate Net Funds Cap” for each Distribution Date will equal the weighted average of the Pool 1 Net Funds Cap and the Pool 2 Net Funds Cap, weighted on the basis of their Pool Subordinate Amounts; provided, however, on any Distribution Date after the Senior Certificates related to any Group have been reduced to zero, such weighting shall be on the Pool Balance of the remaining Pool rather than Pool Subordinate Amount of each Mortgage Pool.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate and any Mortgage Insurance Fee (if applicable).

The “Pool Subordinate Amount” with respect to either Pool and any Distribution Date will be the excess of the Pool Balance for the immediately preceding Distribution Date over the aggregate Class Principal Amount of the Class 1-A1, 1-A2, 1-A3 and 1-A4 Certificates (in the case of Pool 1) and the aggregate Class Principal Amount of the Class 2-A1 Certificates (in the case of Pool 2), immediately prior to the related Distribution Date.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated or described on pages 1 and 2 exceeds (b) the amount of interest paid on such class calculated using the applicable Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class 1-A1, 1-A2, 1-A3 and 1-A4 Certificates on a pro-rata basis (in the case of Pool 1) and the Class 2-A1 Certificates (in the case of Pool 2).  Any Applied Loss Amounts allocated to the Certificates will become Deferred Amounts (as defined herein). The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC (“Aurora,” an affiliate of Lehman Brothers), on the Distribution Date following the Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date Balance.  If the optional redemption is not exercised on the first possible Distribution Date by Aurora, then beginning with the following Distribution Date, the interest rate for each of the Class 1-A2, Class 1-A3 and Class 1-A4 Certificates will increase by 0.50%, the margin of the Class 1-A1 Certificates will double and the margins of the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times their initial margin, in each case subject to the applicable net funds cap.

Origination and Servicing

73.69% of the Pool 1 Mortgage Loans were originated by Aurora Loan Services, LLC.  100% of the Pool 2 Mortgage Loans were originated by Aurora Loan Services, LLC. 84.09% and 99.61% of the Pool 1 and Pool 2 Mortgage Loans, respectively, are serviced by Aurora Loan Services, LLC.

Credit Enhancement

Subordination

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, the Class M1 Certificates will be senior in right of priority to the Class M2 Certificates and Class M3 Certificates; the Class M2 Certificates will be senior in right of priority to the Class M3 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class M3 Certificates, Class M2 Certificates, Class M1 Certificates, and then the Class 1-A1, 1-A2, 1-A3 and 1-A4 Certificates on a pro rata basis (in the case of Pool 1) and the Class 2-A1 Certificates (in the case of Pool 2) have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization).  Excess spread will be used to create or maintain the Overcollateralization Target. As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

The “Overcollateralization Target” for any Distribution Date (i) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, is equal to approximately 0.35% of the Cut-Off Date Balance and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, is equal to 0.70% of the Pool Balance for such Distribution Date, subject to a floor of 0.35% of the Cut-off Date Balance.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [45%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans in Pool 1 and Pool 2 from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance of the loans in Pool 1 and Pool 2, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

April 2008 through March 2009

[1.00%]

April 2009 through March 2010

[1.25%]

April 2010 through March 2011

[1.50%]

April 2011 and thereafter

[1.70%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all of the Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Contacts

MBS Trading and Structuring	Rich McKinney	(212) 526-8320
	Khalil Kanaan	(212) 526-8320
	Brian Hargrave	(212) 526-8320
	Vanessa Farnsworth	(212) 526-8320
	Dave Rashty	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751

Summary of Terms
Issuer:	Structured Asset Securities Corporation 2005-7XS
Depositor:	Structured Asset Securities Corporation
Trustee:	TBD
Master Servicer:	Aurora Loan Services LLC.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day
Cut-Off Date:	March 1, 2005
Statistical Cut-Off Date:	February 1, 2005
Expected Closing Date:	March 31, 2005
Expected Settlement Date:	March 31, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay – All Classes (except for Class 1-A1, M1, M2 and M3 Certificates, which will have a zero day delay)
First Distribution Date:	April 25, 2005
Day Count:	30/360 for all classes (except for the Class 1-A1, M1, M2 and M3 Certificates, which will be actual/360)
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	Substantially all of the loans have a Servicing Fee of 0.25% of the pool principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M1, M2, and M3 Certificates.
SMMEA Eligibility:	The Senior Certificates are expected to be SMMEA eligible.
ERISA Eligibility:	All Classes are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

SASCO 2005-7XS Collateral Summary for Pool 1*
Total Number of Loans	1,613	Occupancy Status
Total Outstanding Loan Balance	$329,854,005	Primary Home	74.5%
Average Loan Principal Balance	$204,497	Investment	22.8%
Prepayment Penalty	25.04%	Second Home	2.8%
Weighted Average Coupon	6.680%
Weighted Average Original Term (mo.)	353
Weighted Average Remaining Term (mo.)	341	Geographic Distribution
Weighted Average Loan Age (mo.)	12	(Other states account individually for less than
Non-Zero Weighted Average Original LTV	73.33%	5% of the Cut-off Date principal balance.)
Original LTV > 80 and no MI (whole pool)	1.42%	CA	28.4%
Non-Zero Weighted Average FICO	688	NY	12.0%
		TX	8.3%
Prepayment Penalty (years)		FL	6.0%
None	75.0%
0.001 - 1.000	3.5%	Lien Position
2.001 - 3.000	19.0%	First	100.0%
4.001 - 5.000	2.5%

*    The Mortgage Loan collateral tables shown have a Statistical Cut-Off Date of February 1, 2005.

Collateral Characteristics for Pool 1
Collateral characteristics are listed below as of the Statistical Cut-Off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	89	$2,856,314.45	0.87%
50,000.01 - 100,000.00	388	29,484,373.73	8.94
100,000.01 - 150,000.00	365	45,130,836.16	13.68
150,000.01 - 200,000.00	199	34,508,808.01	10.46
200,000.01 - 250,000.00	133	29,772,291.36	9.03
250,000.01 - 300,000.00	102	28,215,827.75	8.55
300,000.01 - 350,000.00	69	22,576,499.78	6.84
350,000.01 - 400,000.00	68	25,788,905.87	7.82
400,000.01 - 450,000.00	56	23,810,392.83	7.22
450,000.01 - 500,000.00	44	20,831,755.12	6.32
500,000.01 - 550,000.00	35	18,486,961.98	5.60
550,000.01 - 600,000.00	17	9,773,860.79	2.96
600,000.01 - 650,000.00	19	12,055,084.52	3.65
650,000.01 - 700,000.00	4	2,734,085.60	0.83
700,000.01 - 750,000.00	5	3,668,131.81	1.11
750,000.01 - 800,000.00	3	2,352,250.00	0.71
800,000.01 - 850,000.00	4	3,287,880.99	1.00
850,000.01 - 900,000.00	2	1,799,999.95	0.55
900,000.01 - 950,000.00	2	1,837,853.50	0.56
950,000.01 - 1,000,000.00	4	3,991,890.68	1.21
1,000,000.01 - 1,250,000.00	1	1,075,000.00	0.33
1,250,000.01 - 1,500,000.00	3	4,055,000.00	1.23
1,750,000.01 - 2,000,000.00	1	1,760,000.00	0.53
Total:	1,613	$329,854,004.88	100.00%

Minimum:

$ 1,573

Maximum:

$ 1,760,000

Average:

$ 204,497

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.50001 - 3.00000	1	$23,359.12	0.01%
4.00001 - 4.50000	1	314,347.44	0.10
4.50001 - 5.00000	6	2,284,000.18	0.69
5.00001 - 5.50000	56	16,489,801.92	5.00
5.50001 - 6.00000	68	19,897,480.53	6.03
6.00001 - 6.50000	532	133,266,082.72	40.40
6.50001 - 7.00000	464	86,596,088.75	26.25
7.00001 - 7.50000	201	36,299,811.63	11.00
7.50001 - 8.00000	126	18,332,139.01	5.56
8.00001 - 8.50000	53	6,121,995.56	1.86
8.50001 - 9.00000	59	7,232,599.77	2.19
9.00001 - 9.50000	10	1,009,032.33	0.31
9.50001 - 10.00000	11	651,025.17	0.20
10.00001 - 10.50000	13	735,196.49	0.22
10.50001 - 11.00000	6	399,291.11	0.12
11.00001 - 11.50000	2	124,359.95	0.04
12.00001 - 12.50000	1	12,780.56	0.00
12.50001 - 13.00000	1	50,792.54	0.02
13.50001 - 14.00000	1	6,958.78	0.00
14.00001 - 14.50000	1	6,861.32	0.00
Total:	1,613	$329,854,004.88	100.00%

Minimum:

3.000%

Maximum:

14.500%

Weighted Average:

6.680%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date.

Original Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 170	14	$885,583.03	0.27%
171 - 180	66	10,339,617.70	3.13
181 - 240	16	2,516,451.95	0.76
241 - 300	3	267,379.46	0.08
301 - 360	1,514	315,844,972.74	95.75
Total:	1,613	$329,854,004.88	100.00%
Minimum: 60 Maximum: 360 Weighted Average: 353
Remaining Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 180	104	$12,829,118.83	3.89%
181 - 240	55	10,253,327.35	3.11
241 - 360	1,454	306,771,558.70	93.00
Total:	1,613	$329,854,004.88	100.00%
Minimum: 6 Maximum: 360 Weighted Average: 341

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date.

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.001 - 20.000	2	$697,979.71	0.21%
20.001 - 30.000	14	2,971,320.79	0.90
30.001 - 40.000	16	4,148,104.92	1.26
40.001 - 50.000	55	11,254,611.29	3.41
50.001 - 60.000	98	27,655,094.53	8.38
60.001 - 70.000	210	60,862,328.86	18.45
70.001 - 80.000	987	186,889,306.76	56.66
80.001 - 90.000	147	24,337,506.37	7.38
90.001 - 100.000	77	10,132,155.63	3.07
100.001 - 110.000 (1)	7	905,596.02	0.27
Total:	1,613	$329,854,004.88	100.00%
Non-Zero Minimum: 16.960% Maximum: 104.310% Non-Zero Weighted Average: 73.328%

 (1)  These loans have a current Loan-to-Value Ratio of less than 100%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 0	2	$161,246.71	0.05%
421 - 440	1	8,621.77	0.00
461 - 480	8	1,751,349.81	0.53
481 - 500	7	636,426.81	0.19
501 - 520	18	2,284,802.65	0.69
521 - 540	25	3,716,856.42	1.13
541 - 560	24	2,926,114.95	0.89
561 - 580	27	4,659,791.08	1.41
581 - 600	29	4,460,376.88	1.35
601 - 620	40	6,309,879.39	1.91
621 - 640	127	26,767,202.67	8.11
641 - 660	179	36,409,600.24	11.04
661 - 680	274	61,567,507.94	18.67
681 - 700	300	57,028,422.75	17.29
701 - 720	146	27,969,230.70	8.48
721 - 740	148	28,717,231.83	8.71
741 - 760	116	22,578,274.24	6.84
761 - 780	78	20,920,464.07	6.34
781 – 800	48	17,022,564.14	5.16
801 – 820	16	3,958,039.83	1.20
Total:	1,613	$329,854,004.88	100.00%

Non-Zero Minimum:

                            439

Maximum:

                                820

Non-Zero Weighted Average:

 688

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	818	$143,374,923.12	43.47%
Cash Out Refinance	490	120,410,225.60	36.50
Rate/Term Refinance	305	66,068,856.16	20.03
Total:	1,613	$329,854,004.88	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	1,065	$215,373,215.26	65.29%
2-4 Family	232	49,356,368.65	14.96
PUD	217	46,517,873.45	14.10
Condo	95	18,194,530.10	5.52
Manufactured Housing	2	210,000.00	0.06
Coop	2	202,017.42	0.06
Total:	1,613	$329,854,004.88	100.00%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date.

States – Top 10
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	245	$93,805,738.02	28.44%
New York	128	39,477,805.04	11.97
Texas	223	27,285,094.73	8.27
Florida	114	19,751,575.41	5.99
New Jersey	75	13,035,101.74	3.95
Illinois	58	10,284,660.56	3.12
Virginia	38	9,641,062.25	2.92
Maryland	56	9,527,670.93	2.89
Massachusetts	38	9,292,991.30	2.82
Georgia	49	8,044,764.29	2.44
Other	589	89,707,540.61	27.20
Total:	1,613	$329,854,004.88	100.00%

Original Interest Only Loan Term
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0	1,264	$232,282,104.40	70.42%
60	11	3,465,433.96	1.05
120	338	94,106,466.52	28.53
Total:	1,613	$329,854,004.88	100.00%

Balloon Loan Flag
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Balloon	13	$1,356,080.79	0.41%
Fully Amortizing	1,600	328,497,924.09	99.59
Total:	1,613	$329,854,004.88	100.00%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date.

Original Prepayment Penalty Term in Years
(Years)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.000	1,245	$247,255,421.65	74.96%
0.417	1	380,000.00	0.12
0.500	11	3,936,650.61	1.19
0.583	1	515,500.00	0.16
0.667	3	1,126,886.14	0.34
1.000	17	5,529,277.90	1.68
2.000	1	99,701.66	0.03
3.000	307	62,697,200.32	19.01
5.000	27	8,313,366.60	2.52
Total:	1,613	$329,854,004.88	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Full Documentation	736	$131,276,274.73	39.80%
Limited Documentation	485	111,008,525.79	33.65
No Documentation	262	60,272,761.14	18.27
No Ratio Documentation	130	27,296,443.22	8.28
Total:	1,613	$329,854,004.88	100.00%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date.

Seasoning
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 0	773	$155,312,952.79	47.09%
1 - 12	544	122,860,784.64	37.25
13 - 24	40	12,356,342.20	3.75
25 - 36	42	8,072,503.84	2.45
37 - 48	38	4,857,393.17	1.47
49 - 60	13	1,052,898.50	0.32
61 - 72	29	4,447,702.58	1.35
73 - 84	25	5,223,387.94	1.58
85 - 96	8	2,571,455.73	0.78
97 - 108	17	1,497,220.95	0.45
109 - 120	15	1,909,194.44	0.58
121 - 132	22	3,795,875.03	1.15
133 - 144	17	3,484,164.97	1.06
145 - 156	3	603,275.45	0.18
157 - 168	3	147,681.21	0.04
169 - 180	2	178,984.17	0.05
181 - 192	14	1,124,755.02	0.34
193 - 204	3	232,880.85	0.07
205 - 216	2	59,253.20	0.02
229 - 240	1	12,780.56	0.00
241 - 252	1	50,792.54	0.02
337 - 348	1	1,725.10	0.00
Total:	1,613	$329,854,004.88	100.00%

Minimum:

                                0

Maximum:

                               341

Weighted Average:

 12

SASCO 2005-7XS Collateral Summary for Pool 2*

Total Number of Loans	971	Occupancy Status
Total Outstanding Loan Balance	$194,973,099	Primary Home	54.8%
Average Loan Principal Balance	$200,796	Investment	37.3%
Prepayment Penalty	50.35%	Second Home	7.9%
Weighted Average Coupon	6.352%
Weighted Average Original Term (mo.)	360
Weighted Average Remaining Term (mo.)	359	Geographic Distribution
Weighted Average Loan Age (mo.)	1	(Other states account individually for less than
Non-Zero Weighted Average Original LTV	77.40%	5% of the Cut-off Date principal balance.)
Original LTV > 80 and no MI (whole pool)	0.36%	CA	20.4%
Non-Zero Weighted Average FICO	699	AZ	14.6%
		FL	7.5%
Prepayment Penalty (years)		WA	7.3%
None	49.6%	TX	5.2%
0.001 - 1.000	1.9%
1.001 - 2.000	4.2%	Lien Position
2.001 - 3.000	44.3%	First	100.0%

*    The Mortgage Loan collateral tables shown have a Statistical Cut-Off Date of February 1, 2005.

Collateral Characteristics for Pool 2
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
0.01 - 50,000.00	10	$410,006.05	0.21%	7.379%	100.00%	733	89.72%	32.13%
50,000.01 - 100,000.00	150	11,661,461.18	5.98	6.711	100.00	714	94.38	54.56
100,000.01 - 150,000.00	290	36,676,516.80	18.81	6.382	100.00	711	92.80	44.96
150,000.01 - 200,000.00	193	33,762,927.07	17.32	6.264	100.00	704	89.23	39.12
200,000.01 - 250,000.00	101	22,631,563.23	11.61	6.288	100.00	692	89.87	42.85
250,000.01 - 300,000.00	95	25,932,402.58	13.30	6.216	100.00	694	91.34	37.82
300,000.01 - 350,000.00	34	10,921,636.36	5.60	6.133	100.00	688	85.46	22.92
350,000.01 - 400,000.00	33	12,430,056.09	6.38	6.449	100.00	681	82.21	28.00
400,000.01 - 450,000.00	18	7,618,285.90	3.91	6.339	100.00	682	76.84	16.58
450,000.01 - 500,000.00	10	4,775,100.00	2.45	6.263	100.00	698	92.07	19.94
500,000.01 - 550,000.00	5	2,612,200.00	1.34	6.196	100.00	730	88.12	0.00
550,000.01 - 600,000.00	6	3,457,000.00	1.77	6.380	100.00	699	77.32	16.31
600,000.01 - 650,000.00	11	6,984,871.36	3.58	6.337	100.00	684	79.41	18.01
650,000.01 - 700,000.00	3	2,061,500.00	1.06	6.031	100.00	692	72.24	0.00
700,000.01 - 750,000.00	1	749,321.98	0.38	6.500	100.00	693	84.75	0.00
750,000.01 - 800,000.00	1	800,000.00	0.41	8.625	100.00	723	100.00	0.00
800,000.01 - 850,000.00	1	840,000.00	0.43	8.375	100.00	633	80.00	0.00
850,000.01 - 900,000.00	1	900,000.00	0.46	6.000	100.00	661	75.00	0.00
950,000.01 - 1,000,000.00	3	2,974,950.19	1.53	6.538	100.00	691	76.37	33.61
1,000,000.01 - 1,250,000.00	3	3,369,400.00	1.73	6.602	100.00	702	74.75	64.27
1,250,000.01 - 1,500,000.00	1	1,453,900.00	0.75	6.250	100.00	748	80.00	100.00
1,750,000.01 - 2,000,000.00	1	1,950,000.00	1.00	6.625	100.00	688	75.00	100.00
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Collateral Characteristics for Pool 2 (Continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
Purchase	721	$131,017,401.97	67.20%	6.378%	100.00%	710	93.10%	40.60%
Cash Out Refinance	175	49,475,150.68	25.38	6.377	100.00	677	76.41	28.41
Rate/Term Refinance	75	14,480,546.14	7.43	6.034	100.00	674	81.45	34.76
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
Primary Home	435	$106,859,044.97	54.81%	6.179%	100.00%	680	86.58%	31.32%
Investment	470	72,681,373.93	37.28	6.564	100.00	724	89.95	47.85
Second Home	66	15,432,679.89	7.92	6.557	100.00	714	88.61	26.13
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Original Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
301 - 360	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Collateral Characteristics for Pool 2 (Continued)

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
241 - 360	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
CA	105	$39,786,268.09	20.41%	6.298%	100.00%	690	80.45%	25.76%
AZ	176	28,545,047.85	14.64	6.403	100.00	711	92.08	39.47
FL	82	14,687,711.30	7.53	6.407	100.00	698	91.90	22.63
WA	71	14,269,608.09	7.32	6.197	100.00	711	90.87	34.53
TX	83	10,161,405.17	5.21	6.451	100.00	700	92.69	37.49
CO	43	8,387,565.79	4.30	6.146	100.00	692	88.77	37.55
MN	39	7,382,115.58	3.79	6.246	100.00	693	88.75	37.21
NV	32	7,265,388.09	3.73	6.386	100.00	699	89.58	38.69
OR	41	6,560,316.88	3.36	6.084	100.00	713	92.79	59.57
NY	12	6,218,690.00	3.19	6.762	100.00	674	76.48	43.17
Other	287	51,708,981.95	26.52	6.403	100.00	698	89.05	45.27
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Collateral Characteristics for Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
20.001 - 30.000	3	$379,000.00	0.19%	6.305%	100.00%	645	28.57%	0.00%
30.001 - 40.000	3	862,000.00	0.44	5.901	100.00	720	39.10	0.00
40.001 - 50.000	7	1,759,616.94	0.90	5.825	100.00	713	48.14	0.00
50.001 - 60.000	19	5,156,805.00	2.64	6.041	100.00	663	59.48	4.31
60.001 - 70.000	67	15,124,011.52	7.76	6.277	100.00	699	74.55	21.07
70.001 - 80.000	852	168,132,468.36	86.23	6.373	100.00	700	90.86	40.21
80.001 - 90.000	18	3,228,534.11	1.66	6.477	100.00	692	88.36	39.11
90.001 - 100.000	2	330,662.86	0.17	7.023	100.00	662	95.00	0.00
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Collateral Characteristics for Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
<= 0	1	$392,000.00	0.20%	6.750%	100.00%	0	70.00%	100.00%
581 - 600	1	303,045.36	0.16	4.500	100.00	599	75.53	100.00
601 - 620	2	375,100.00	0.19	6.338	100.00	617	75.95	32.39
621 - 640	72	17,355,834.10	8.90	6.445	100.00	632	79.83	34.08
641 - 660	103	22,872,300.99	11.73	6.290	100.00	651	83.55	49.08
661 - 680	153	30,580,606.73	15.68	6.314	100.00	671	86.23	35.36
681 - 700	187	41,504,472.33	21.29	6.327	100.00	690	89.35	27.15
701 - 720	110	23,220,878.63	11.91	6.360	100.00	710	89.78	26.63
721 - 740	100	18,136,969.27	9.30	6.488	100.00	730	92.89	37.89
741 - 760	99	16,519,459.36	8.47	6.324	100.00	750	91.40	50.34
761 - 780	90	15,234,908.22	7.81	6.416	100.00	770	91.83	38.52
781 - 800	46	7,666,028.22	3.93	6.243	100.00	788	89.72	57.92
801 - 820	7	811,495.58	0.42	6.559	100.00	803	86.49	69.90
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
Single Family	506	$94,568,226.55	48.50%	6.333%	100.00%	692	88.11%	35.40%
PUD	237	50,341,177.42	25.82	6.312	100.00	698	89.23	37.53
Condo	83	17,055,665.97	8.75	6.301	100.00	699	84.16	30.43
2 Family	76	14,840,581.51	7.61	6.474	100.00	720	90.91	40.68
4 Family	49	10,683,506.43	5.48	6.440	100.00	727	89.07	51.38
3 Family	19	5,533,940.91	2.84	6.617	100.00	715	81.40	22.53
Coop	1	1,950,000.00	1.00	6.625	100.00	688	75.00	100.00
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Prepayment Penalty Term in Years
(Years)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
0.000	449	$96,795,625.21	49.65%	6.458%	100.00%	696	86.07%	34.95%
0.500	7	1,584,310.76	0.81	6.541	100.00	663	80.09	62.86
0.583	1	136,000.00	0.07	6.000	100.00	748	80.00	0.00
1.000	1	1,950,000.00	1.00	6.625	100.00	688	75.00	100.00
2.000	41	8,202,212.66	4.21	6.286	100.00	692	87.63	35.23
3.000	472	86,304,950.16	44.27	6.232	100.00	703	90.65	37.79
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
Limited	399	$83,508,416.52	42.83%	6.407%	100.00%	699	88.94%	0.00%
Full	399	72,284,414.31	37.07	6.204	100.00	701	91.21	100.00
No Documentation	120	25,846,463.48	13.26	6.471	100.00	693	77.83	0.00
No Ratio	53	13,333,804.48	6.84	6.587	100.00	696	84.36	0.00
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
4.00001 - 4.50000	2	$444,996.52	0.23%	4.500%	100.00%	647	80.14%	100.00%
4.50001 - 5.00000	3	691,371.89	0.35	4.950	100.00	712	81.00	100.00
5.00001 - 5.50000	61	12,160,686.35	6.24	5.461	100.00	702	87.39	36.38
5.50001 - 6.00000	285	61,377,579.70	31.48	5.843	100.00	697	86.64	46.83
6.00001 - 6.50000	291	58,983,911.18	30.25	6.328	100.00	699	88.89	35.59
6.50001 - 7.00000	197	40,228,863.81	20.63	6.791	100.00	697	86.58	32.32
7.00001 - 7.50000	78	11,374,726.44	5.83	7.331	100.00	707	93.65	27.92
7.50001 - 8.00000	34	5,526,682.90	2.83	7.755	100.00	711	93.60	12.44
8.00001 - 8.50000	16	3,083,680.00	1.58	8.398	100.00	675	87.21	3.95
8.50001 - 9.00000	4	1,100,600.00	0.56	8.636	100.00	732	97.93	0.00
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
2.001 - 2.500	81	$34,720,117.31	17.81%	6.193%	100.00%	695	80.54%	44.66%
2.501 - 3.000	665	117,120,234.06	60.07	6.407	100.00	701	90.07	38.11
3.001 - 3.500	4	917,887.86	0.47	6.099	100.00	671	79.73	10.57
3.501 - 4.000	2	298,618.24	0.15	6.632	100.00	767	80.00	0.00
4.001 - 4.500	2	230,400.00	0.12	7.133	100.00	710	80.00	0.00
4.501 - 5.000	216	41,437,881.32	21.25	6.335	100.00	697	88.72	29.09
5.501 - 6.000	1	247,960.00	0.13	5.625	100.00	654	80.00	0.00
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
2.000	879	$158,399,200.01	81.24%	6.392%	100.00%	700	89.69%	35.55%
5.000	34	6,508,815.74	3.34	5.790	100.00	687	83.01	56.09
6.000	58	30,065,083.04	15.42	6.266	100.00	697	80.17	40.98
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
1.000	8	$1,516,736.09	0.78%	6.263%	100.00%	698	79.78%	6.40%
2.000	963	193,456,362.70	99.22	6.353	100.00	699	88.06	37.31
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
9.001 - 9.500	2	$444,996.52	0.23%	4.500%	100.00%	647	80.14%	100.00%
9.501 - 10.000	3	691,371.89	0.35	4.950	100.00	712	81.00	100.00
10.001 - 10.500	7	1,263,395.82	0.65	5.350	100.00	703	84.78	59.04
10.501 - 11.000	13	2,582,459.32	1.32	5.887	100.00	675	83.31	48.87
11.001 - 11.500	57	11,206,844.86	5.75	5.498	100.00	703	87.33	32.82
11.501 - 12.000	277	59,889,758.24	30.72	5.859	100.00	697	86.76	46.73
12.001 - 12.500	289	58,796,756.85	30.16	6.330	100.00	699	88.95	35.71
12.501 - 13.000	192	39,134,225.95	20.07	6.791	100.00	698	86.61	31.93
13.001 - 13.500	77	11,252,326.44	5.77	7.332	100.00	708	93.80	28.22
13.501 - 14.000	34	5,526,682.90	2.83	7.755	100.00	711	93.60	12.44
14.001 - 14.500	16	3,083,680.00	1.58	8.398	100.00	675	87.21	3.95
14.501 - 15.000	4	1,100,600.00	0.56	8.636	100.00	732	97.93	0.00
Total:	971	$194,973,098.79	100.00%	6.352%	100.00%	699	88.00%	37.07%